Exhibit 10.12

INCREASE AGREEMENT
This Increase Agreement (this “Agreement”), dated as of December 1, 2016 (the “Increase Effective Date”), is by and among NSA OP, LP, a limited partnership formed under the laws of the State of Delaware (the “Borrower”), certain Subsidiaries of the Borrower party to the Credit Agreement referred to below, NATIONAL STORAGE AFFILIATES TRUST, a Maryland real estate investment trust (the “Parent Guarantor” and, together with those certain Subsidiaries, collectively, the “Guarantors”), the lender parties signatory hereto (each, an “Increase Lender” and collectively the “Increase Lenders”) and KeyBank National Association, as Administrative Agent (the “Administrative Agent”) for the Lenders (as hereinafter defined) and in its capacity as Swingline Lender and as issuer of Letters of Credit. All capitalized terms used herein without definitions shall have the meanings given to such terms in the Credit Agreement (as hereinafter defined).
WHEREAS, the Amended and Restated Credit Agreement, dated as of May 6, 2016 (as amended, modified, supplemented or restated and in effect from time to time, the “Credit Agreement”), is by and among, among others, the Borrower, the Guarantors, the Administrative Agent and the financial institutions which are or become a party thereto as lenders (each a “Lender” and, collectively, the “Lenders”);
WHEREAS, Section 2.16 of the Credit Agreement provides that the Borrower may request, upon notice to the Administrative Agent and satisfaction of the conditions set forth in Section 2.16(b) (the “Increase Conditions”), that the Revolving Commitments and/or term loans made under the Credit Agreement be increased by an aggregate amount of up to $325,000,000;
WHEREAS, the Borrower has requested that the Revolving Commitments made under the Credit Agreement be increased by an aggregate amount equal to $50,000,000 (the “Increase”), so that after giving effect to the Increase, the aggregate Revolving Commitments will equal $400,000,000;
WHEREAS, each Increase Lender has agreed to increase its Revolving Commitment by $25,000,000, as set forth beside such Increase Lender’s name on Annex 1 attached hereto.
WHEREAS, an updated Schedule 1.1 to the Credit Agreement (Lender Commitments), after giving effect to the Increase, is attached hereto as Annex 2; and
WHEREAS, the Administrative Agent is willing to give effect to the Increase provided that the parties hereto enter into this Agreement;
NOW THEREFORE, the parties hereto hereby agree as follows:
1.Increase. Pursuant to Section 2.16 of the Credit Agreement, each Increase Lender hereby agrees to increase its Revolving Commitment by an amount equal to $25,000,000. In connection therewith, subject to the terms of the Credit Agreement, each Increase Lender agrees to fund, and make one or more loans in immediately available funds to the Borrower on or after the Increase Effective Date, in each case up to an aggregate principal amount equal to its Revolving Commitment Percentage of the aggregate Revolving Commitments of all Revolving Lenders (after giving effect to the Increase). After giving effect to the Increase, each Lender (including each Increase Lender) shall have the Revolving Commitment Amount, Revolving Commitment Percentage, Term Loan Tranche A Commitment, Term Loan Tranche B Commitment (it being acknowledged that each Term Loan Commitment terminated upon the funding of the applicable Term Loan) and Commitment Percentage with respect to the Tranche A Facility and Tranche B Facility set forth on the new Schedule 1.1 attached as Annex 2 hereto.
2.Funding of Increase. As more fully set forth in Section 2.16(c) of the Credit Agreement, on the Increase Effective Date, (i) each Increase Lender shall make available to the Administrative Agent such amounts in immediately available funds as the Administrative Agent shall determine, for the benefit of the other Revolving Lenders, as being required in order to cause (after giving effect to the Increase and the use of such amounts to make payments to such other Revolving Lenders) each Revolving Lender’s portion of the outstanding Revolving Loans to equal its Revolving Commitment Percentage of such outstanding Revolving Loans, and (ii) if necessary to keep the outstanding Revolving Loans ratable with the revised Revolving Commitment Percentages arising from the non-ratable increase in the Revolving Commitments in connection with the Increase, the Borrower shall be deemed to have repaid and reborrowed any outstanding Revolving Loans as of the Increase Effective Date (with such reborrowing to consist of the Types of Revolving Loans, with related Interest Periods if applicable, specified in a notice delivered by the Borrower, in accordance with the requirements of Section 2.1(b) of the Credit Agreement in order to maintain such ratability).
3.Increasing Lender Agreement. Each Increase Lender will enter into an Increasing Lender Agreement in substantially the form attached to the Credit Agreement as Exhibit J in connection with the Increase (each an “Increasing Lender Agreement”).
4.    Amendment of Schedule 1.1. Schedule 1.1 to the Credit Agreement is hereby amended to reflect the Increase Lenders’ adjusted Revolving Commitments and the Revolving Lenders’ revised Revolving Commitment Percentages, as set forth on Annex 2 attached hereto, after giving effect to the Increase.
5.    Affirmation and Acknowledgment. Subject to the terms of the Loan Documents, the Borrower hereby ratifies and confirms all of its Obligations to the Lenders, including, without limitation, the Loans, the Notes and the other Loan Documents, and the Borrower hereby affirms its absolute and unconditional promise to pay to the Lenders all Obligations under (and as defined in) the Credit Agreement, both before and after giving effect to this Agreement. The Guarantors hereby consent to the transactions contemplated by this Agreement and acknowledge and agree that the guaranties made by them contained in each Guaranty are, and shall remain, in full force and effect after giving effect to this Agreement.
6.    Representations and Warranties. The Borrower and each of the Guarantors hereby jointly and severally represents and warrants to the Lenders as follows:
(a)    The execution, delivery and performance of this Agreement by the Borrower and each Guarantor (i) are within the authority of such Loan Party, (ii) have been duly authorized by all necessary proceedings on the part of such Loan Party and any general partner thereof, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which such Loan Party is subject or any judgment, order, writ, injunction, license or permit applicable to such Loan Party, (iv) do not conflict with any provision of the organizational documents of such Loan Party or any general partner or manager thereof, and (v) do not contravene any provisions of, or constitute Default or Event of Default under the Credit Agreement or a failure to comply with any term, condition or provision of, any other agreement, instrument, judgment, order, decree, permit, license or undertaking binding upon or applicable to such Loan Party or any of such Loan Party’s properties or in the creation of any mortgage, pledge, security interest, lien, encumbrance or charge upon any of the properties or assets of such Loan Party.
(b)    This Agreement (including the Increase) and the Credit Agreement and other Loan Documents constitute legal, valid and binding obligations of each Loan Party, enforceable in accordance with their respective terms, except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein or therein and as may be limited by equitable principles generally.
(c)    Other than approvals or consents which have been obtained (written copies of which have been furnished to the Administrative Agent), the execution, delivery and performance by the Borrower and Guarantors of this Agreement (including the Increase), and the transactions contemplated hereby, do not require any approval or consent of, or filing with, any third party or any governmental agency or authority.
(d)    The representations and warranties made or deemed made by each Loan Party in the Loan Documents to which it is a party shall be true and correct in all material respects (or in all respects to the extent that such representations and warranties are already subject to concepts of materiality) on and as of the Increase Effective Date with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date). For purposes of this clause (d), the representations and warranties contained in Section 7.11 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Article IX of the Credit Agreement.
(e)    Both immediately before and immediately after giving effect to this Agreement (including the Increase) and the transactions contemplated hereby, no Default or Event of Default under (and as defined in) the Credit Agreement has occurred and is continuing.
7.    Conditions Precedent. This Agreement shall be deemed to be effective as of the Increase Effective Date, subject to the execution and delivery of the following documents, each in form and substance satisfactory to the Administrative Agent and satisfaction of the additional conditions set forth below:
(a)    this Agreement executed and delivered by the Borrower, each Guarantor, the Administrative Agent, and the Increase Lenders;

(b)    an amended and restated Note substantially in the form of Exhibit H-1 to the Credit Agreement issued in favor of each of the Increase Lenders reflecting their respective Revolving Commitments after giving effect to the Increase (the “New Notes”);
(c)    a certificate dated as of the date hereof signed by a duly authorized officer of the Borrower and each Guarantor (i) certifying and attaching the resolutions adopted by the Borrower and each Guarantor’s board of directors or trustees (or other appropriate governing body or Persons) authorizing the transactions described herein and evidencing the due authorization, execution and delivery of this Agreement, the New Notes and each of the other Loan Documents to which such Loan Party is a party executed in connection with the Increase, (ii) certifying that the organizational documents of the Borrower and each Guarantor have not been amended, modified or rescinded since they were last furnished in writing to the Administrative Agent, and remain in full force and effect as of the date hereof, (iii) certifying that the Borrower and each Guarantor is duly formed, validly existing and in good standing under the laws of such entity’s organization, and that there is no pending or to such officer’s knowledge, threatened proceeding for dissolution, liquidation or other similar matter with respect to the Borrower or any Guarantor, (iv) certifying that, immediately before and immediately after giving effect to the Increase, this Agreement and the Increasing Lender Agreements, (A) the representations and warranties contained in Section 7 of the Credit Agreement and in the other Loan Documents are true and correct in all material respects (or in all respects to the extent that such representations and warranties are already subject to concepts of materiality) on and as of the Increase Effective Date with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in such respects on and as of such earlier date) and except that for purposes hereof, the representations and warranties contained in Section 7.11 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Article IX of the Credit Agreement, (B) that there has been no material adverse change in the business, assets, operations, condition (financial or otherwise) or properties of any of the Loan Parties since the date of the financial statements most recently delivered to the Administrative Agent pursuant to the Credit Agreement, and (C) no Default or Event of Default exists;
(d)    to the extent requested by the Administrative Agent, the Borrower provided information with respect to any outstanding Disqualified Stock;
(e)    an Increasing Lender Agreement executed and delivered by each Increase Lender and the other parties thereto;
(f)    favorable opinions of counsel to the Borrower and Guarantors acceptable to the Administrative Agent with respect to this Agreement and the Increase reflected herein and the New Notes; and
(g)    payment by the Borrower in immediately available funds of the fees payable to the Increase Lenders in connection with the Increase and as otherwise provided by the Credit Agreement.
8.    Miscellaneous Provisions.

(a)    THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.
(b)    This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument. The existence of this Agreement may be established by the introduction into evidence of counterparts that are separately signed, provided they are otherwise identical in all material respects.

[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, the undersigned have duly executed this Increase Agreement as of the date first above written.

BORROWER:

NSA OP, LP

By:	NATIONAL STORAGE AFFILIATES TRUST, its general partner

By:     /s/ TAMARA D. FISCHER
Name:
Title:

[SIGNATURE PAGE TO INCREASE AGREEMENT (KEYBANK/NSA)]

GUARANTORS:

NATIONAL STORAGE AFFILIATES TRUST

By: /s/ TAMARA D. FISCHER
Name:

SUBSIDIARY GUARANTORS

All Stor Indian Trail, LLC,
American Mini Storage-San Antonio, LLC,
Eagle Bow Wakefield, LLC,
Great American Storage Partners, LLC,
NSA BV DR, LLC,
NSA-C Holdings, LLC,
NSA-G Holdings, LLC,
NSA Northwest Holdings II, LLC,
NSA – Optivest Acquisition Holdings, LLC,
NSA Property Holdings, LLC,
NSA Storage Solutions, LLC,
NSA Universal DR, LLC,
SAP-II YSI #1, LLC,
SecurCare American Portfolio, LLC,
SecurCare American Properties II, LLC,
SecurCare Colorado III, LLC,
SecurCare Moveit McAllen, LLC,
SecurCare of Colorado Springs #602 GP, LLC, SecurCare Moreno Valley, LLC,
SecurCare Oklahoma I, LLC,
SecurCare Oklahoma II, LLC,
SecurCare Properties I, LLC,
SecurCare Properties II, LLC,
SecurCare Portfolio Holdings, LLC,
StoreMore Self Storage – Pecos Road, LLC,
each, a Delaware limited liability company

By: /s/ TAMARA D. FISCHER
Name:
Title:

[SIGNATURE PAGE TO INCREASE AGREEMENT (KEYBANK/NSA)]

ABC RV and Mini Storage, L.L.C.,
Banks Storage, LLC,
Bauer NW Storage LLC,
Canyon Road Storage, LLC,
Damascus Mini Storage LLC,
East Bank Storage, L.L.C.,
Gresham Mini & RV Storage, LLC,
Hood River Mini Storage LLC,
HPRH Storage, LLC,
ICDC II, LLC,
Portland Mini Storage LLC,
Sherwood Storage, LLC,
Tualatin Storage, LLC,
Wilsonville Just Store It, LLC,
each, an Oregon limited liability company

By: /s/ TAMARA D. FISCHER
Name:
Title:

Aberdeen Mini Storage, L.L.C.,
Freeway Self Storage, L.L.C,
S and S Storage, LLC,
Salem Self Stor, LLC,
Vancouver Mini Storage, LLC,
each, a Washington limited liability company

By: /s/ TAMARA D. FISCHER
Name:
Title:

Bullhead Freedom Storage, L.L.C,
an Arizona limited liability company

By: /s/ TAMARA D. FISCHER
Name:
Title:

SecurCare of Colorado Springs 602, Ltd.,
a Colorado limited partnership

By: /s/ TAMARA D. FISCHER
Name:

[SIGNATURE PAGE TO INCREASE AGREEMENT (KEYBANK/NSA)]

Title:

GAK, LLC,
Washington Murrieta II, LLC,
Washington Murrieta IV, LLC,
Universal Self Storage Hesperia LLC,
Universal Self Storage San Bernardino LLC,
each a California limited liability company

By: /s/ TAMARA D. FISCHER
Name:
Title:

Universal Self Storage Highland,
a California Limited Partnership,
Corona Universal Self Storage,
a California Limited Partnership,
Fontana Universal Self Storage,
a California Limited Partnership,
Hesperia Universal Self Storage,
a California Limited Partnership,
Loma Linda Universal Self Storage,
a California Limited Partnership,
Upland Universal Self Storage,
a California Limited Partnership,
Colton Encinitas, L.P.,
Colton Campus PT., L.P., and
GSC Irvine / Main LP,
each, a California limited partnership

By: /s/ TAMARA D. FISCHER
Name:
Title:

WCAL, LLC,
a Texas limited liability company
By: /s/ TAMARA D. FISCHER
Name:
Title:

[SIGNATURE PAGE TO INCREASE AGREEMENT (KEYBANK/NSA)]

INCREASE LENDERS:

KEYBANK NATIONAL ASSOCIATION

By: /s/ MICHAEL P. SZUBA
Name: Michael P. Szuba
Title: Vice President

[SIGNATURE PAGE TO INCREASE AGREEMENT (KEYBANK/NSA)]

PNC BANK, NATIONAL ASSOCIATION

By: /s/ JAMES A. HARMANN
Name: James A. Harmann
Title: Senior Vice President

[SIGNATURE PAGE TO INCREASE AGREEMENT (KEYBANK/NSA)]

ADMINISTRATIVE AGENT:

KEYBANK NATIONAL ASSOCIATION, as Administrative Agent

By: /s/ MICHAEL P. SZUBA
Name: Michael P. Szuba
Title: Vice President

KEYBANK NATIONAL ASSOCIATION,
as issuer of Letters of Credit

By: /s/ MICHAEL P. SZUBA
Name: Michael P. Szuba
Title: Vice President

KEYBANK NATIONAL ASSOCIATION,
as Swingline Lender

By: /s/ MICHAEL P. SZUBA
Name: Michael P. Szuba
Title: Vice President

[SIGNATURE PAGE TO INCREASE AGREEMENT (KEYBANK/NSA)]

Annex 1
Increase Lenders

Increase Lender	Revolving Commitment (Portion of Increase)
KeyBank National Association	$25,000,000.00
PNC Bank, National Association	$25,000,000.00

Annex 2
SCHEDULE 1.1
Lender Commitments
Revolving Commitments

Lender	Revolving Commitment Amount	Revolving Percentage
KeyBank National Association	$62,500,000.00	15.625000000%
PNC Bank, National Association	$62,500,000.00	15.625000000%
Wells Fargo Bank, National Association	$35,000,000.00	8.750000000%
U.S. Bank National Association	$35,000,000.00	8.750000000%
The Huntington National Bank	$25,000,000.00	6.250000000%
Regions Bank	$30,000,000.00	7.500000000%
Morgan Stanley Senior Funding, Inc.	$30,000,000.00	7.500000000%
Capital One, National Association	$30,000,000.00	7.500000000%
SunTrust Bank	$30,000,000.00	7.500000000%
Royal Bank of Canada	$30,000,000.00	7.500000000%
BMO Harris Bank N.A.	$30,000,000.00	7.500000000%
TOTAL	$400,000,000.00	100.000000000%

Term Loan Commitments/Term Loans

Lender	Tranche A Commitment Amount/Tranche A Term Loan	Tranche A Commitment Percentage	Tranche B Commitment Amount/Tranche B Term Loan	Tranche B Commitment Percentage
KeyBank National Association	$27,500,000.00	12.22222222%	$20,000,000.00	20.000000000%
PNC Bank, National Association	$27,500,000.00	12.22222222%	$20,000,000.00	20.000000000%
Wells Fargo Bank, National Association	$25,000,000.00	11.11111111%	$12,500,000.00	12.500000000%
U.S. Bank National Association	$27,500,000.00	12.22222222%	$10,000,000.00	10.000000000%
The Huntington National Bank	$17,500,000.00	7.77777778%	$7,500,000.00	7.500000000%
Regions Bank	$20,000,000.00	8.88888889%	$10,000,000.00	10.000000000%
Morgan Stanley Senior Funding, Inc.	$10,000,000.00	4.44444444%	--	--
Capital One, National Association	$20,000,000.00	8.88888889%	$10,000,000.00	10.000000000%
SunTrust Bank	$30,000,000.00	13.33333333%	--	--
Royal Bank of Canada	--	--	--	--
BMO Harris Bank N.A.	$20,000,000.00	8.88888889%	$10,000,000.00	10.000000000%
TOTAL	$225,000,000.00	100.00000000%	$100,000,000.00	100.000000000%